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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

         AMENDMENT No. 1 (this "Amendment") dated as of November 28, 2001, under the $120,000,000 Credit Agreement dated as of April 20, 2001 (the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS, SWINGLINE BANK AND LC ISSUING BANKS party thereto (collectively, "Lenders"), JPMORGAN CHASE BANK (formerly named Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Collateral Monitoring Agent.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) permit the Borrower from time to time to apply certain excess cash to prepay loans outstanding under the Senior Secured Credit Agreement (such term and other capitalized terms used in this Amendment without definition having the meanings set forth in Section 1), (ii) extend the time to comply with the provisions of the Encumbrance Letter and (iii) provide that compliance by Kindred and the Borrower with the provisions of the Encumbrance Letter shall be sufficient to satisfy the requirements of Section 5.14(d)(i) of the Credit Agreement, in each case, subject to the terms and conditions set forth below; and

         WHEREAS, the parties hereto desire to amend the Encumbrance Letter subject to the terms and conditions set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         Section 2. Definitions. The following definitions are inserted in appropriate alphabetical order in Section 1.01 of the Credit Agreement:

         "Excess Cash" means, with respect to any Fiscal Quarter, the amount by which (i) (a) the aggregate cash balances of the Borrower and its Restricted Subsidiaries (excluding any Reinvestable Proceeds deposited in a Collateral Account or Senior Secured Collateral Account pursuant to Section 2.11(a)) as of the last Business Day of

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such Fiscal Quarter (as reflected in the Borrower's consolidated balance sheet as at the end of such Fiscal Quarter and consistent with the Borrower's historical cash management practices) less (b) any amounts required by Section 2.11(e)(iii) to be applied towards prepayment of Loans and Swingline Loans on account of such aggregate cash balances exceeds (ii) $56,000,000.

         "Excess Cash Prepayment" means, at any time, any optional prepayment by the Borrower of loans under the Senior Secured Credit Agreement so long as (i) such prepayment is made within 60 days of the end of a Fiscal Quarter or, in the case of any prepayment relating to the Fiscal Quarter ended September 30, 2001, by no later than December 31, 2001, (ii) such prepayment is in an aggregate amount (including principal and accrued interest on the principal amount repaid to the date of prepayment) not exceeding the Excess Cash determined with respect to such Fiscal Quarter, (iii) at least five days prior to making such prepayment, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer setting forth the proposed amount of such prepayment and stating that in such Financial Officer's best judgement (as supported by cash flow and borrowing projections (and underlying assumptions) set forth in reasonable detail in an attachment to such certificate), such Financial Officer believes that making such prepayment has not resulted and will not result in the Borrower making or needing to make Borrowings during the then current Fiscal Quarter in an amount materially greater or at a time materially earlier than the amounts and times such Financial Officer anticipated Borrowings would have been made had no such prepayment been made and (iv) on the date on which such prepayment is proposed to be made, no Loans or Swingline Loans shall be outstanding.

         Section 3. Voluntary Prepayments of Debt under the Senior Secured Credit Agreement. Section 7.15 of the Credit Agreement is hereby amended by inserting the following words at the end thereof:

         "; provided further that, unless a Default shall have occurred and be continuing, this Section will not apply to any Excess Cash Prepayment."

         Section 4. Encumbrance Letter. (a) The various time periods set forth in the Encumbrance Letter are hereby extended to February 28, 2002.

         (b) (i) The undersigned Lenders hereby authorize the Collateral Agent, in its sole discretion and from time to time, as contemplated by the Encumbrance Letter, to waive compliance with the requirement that Kindred or the Borrower remove or contest certain of the Liens or other defects listed in the schedule attached to the Encumbrance Letter.

                 (ii) The undersigned Lenders confirm and agree, without limiting the generality of Section 9.05 of the Credit Agreement, that in the absence of gross negligence or willful misconduct, the Collateral Agent shall not be liable to any Lender on account of granting any such waiver and any consequences thereof.

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         (c) Clause (g) of the definition of "Permitted Encumbrances" is hereby amended by deleting the word "removed" and replacing in substitution therefor the words "removed, insured over by First American Title Insurance Company, waived".

         (d) Section 5.14(d)(i) of the Credit Agreement is hereby amended to read as follows:

         "Vencor shall comply with the provisions of the Encumbrance Letter, as such provisions may be amended or waived from time to time."

         Section 5. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

         Section 6. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender).

         (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in Section 6(b) by 5:00 P.M. (New York City time) on the later of (i) November 29, 2001 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.05% of such Lender's Commitment (as in effect on the opening of business on the date of this Amendment).

         (d) Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    KINDRED HEALTHCARE OPERATING, INC.


                                    By:/s/  Richard A. Schweinhart
                                       -----------------------------------------
                                    Name:  Richard A. Schweinhart
                                    Title: Senior Vice President and Chief
                                           Financial Officer

                                    KINDRED HEALTHCARE, INC.


                                    By:/s/  Richard A. Schweinhart
                                       -----------------------------------------
                                    Name:  Richard A. Schweinhart
                                    Title: Senior Vice President and Chief
                                           Financial Officer

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                                    LENDERS

                                    JPMORGAN CHASE BANK


                                    By:/s/  Houston A. Stebbins
                                       ----------------------------------
                                    Name:  Houston A. Stebbins
                                    Title: Managing Director

                                    GENERAL ELECTRIC CAPITAL
                                             CORPORATION

                                    By:/s/  Brian S. Beckwith
                                       ---------------------------------
                                    Name:  Brian S. Beckwith
                                    Title: Duly Authorized Signatory

                                    GOLDMAN, SACHS CREDIT PARTNER, L.P.


                                    By:/s/  Robert S. Fanelli
                                       ---------------------------------
                                    Name:  Robert S. Fanelli
                                    Title: Managing Director

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:/s/  John-Charles Van Essche
                                       ----------------------------------
                                    Name:  John-Charles Van Essche
                                    Title:  Vice President

                                    FOOTHILLL INCOME TRUST II, L.P.


                                    By:/s/  M.E. Stearns
                                       ----------------------------------
                                    Name:  M.E. Stearns
                                    Title: Senior Vice President

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